SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported)    May 15, 1997
                                                       ------------

                    Physicians Resource Group, Inc.
    ---------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


          Delaware              1-13778                76-0456864
     -----------------       -----------           -------------------
State or other jurisdiction   (Commission             (IRS Employer
      of incorporation)      File Number)          Identification No.)


 Three Lincoln Centre, Suite 1540, 5430 LBJ Freeway, Dallas, TX 75240
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   (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (972) 982-8200
                                                   ---------------


Item 5.  Other Events.

     EquiMed, Inc. v. Physicians Resource Group, Inc. and PRG Georgia, Inc. On November 5, 1996, Physicians Resource Group, Inc. (the "Company") acquired the assets of the eye care division of EquiMed, Inc. ("EquiMed"), a publicly held multispecialty physician practice management company. On May 15, 1997, EquiMed initiated arbitration proceedings against the Company and a wholly-owned subsidiary of the Company before the American Arbitration Association, Philadelphia, Pennsylvania, alleging breach of contract, fraud, trespass and conversion based principally on the alleged failure of the Company to cooperate with EquiMed in completing additional acquisitions that could have resulted in the payment of additional consideration to EquiMed, the alleged failure by the Company to provide EquiMed with access to EquiMed's accounting records and the Company's assertion against EquiMed of an offset claim. EquiMed has asserted entitlement to damages in excess of $30 million plus punitive damages, costs and attorneys' fees. PRG intends to vigorously defend such claims and will assert counterclaims against EquiMed arising from EquiMed's breaches of contract and tortious conduct.

Item 7.  Exhibits.


Exhibit No.                        Description
-----------                        -----------

     4.1  -    Restated Certificate of Incorporation of Physicians
               Resource Group, Inc.(1)

     4.2  -    Certificate of Designations, Preferences, Rights and
               Limitations of Class A Preferred Stock of Physicians
               Resource Group, Inc.(1)

     4.3  -    Third Amended and Restated Bylaws of Physicians
               Resource Group, Inc.(2)

     4.4  -    Form of Warrant Certificate(1)

     4.5  -    Rights Agreement dated as of April 19, 1996 between
               Physicians Resource Group, Inc. and Chemical Mellon
               Shareholder Services(3)

     4.6  -    Form of certificate evidencing ownership of Common
               Stock of Physicians Resource Group, Inc.(1)

     99.1 -    Physicians Resource Group, Inc. 401(k) Plan(4)

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     (1)  -    Previously filed as an exhibit to the Company's
               Registration Statement on Form S-1 (No. 33-91440) and incorporated herein by reference.

     (2)  -    Previously filed as an exhibit to the Company's Annual
               Report on Form 10-K for the year ended December 31, 1995, and incorporated herein by reference.

     (3)  -    Previously filed as an exhibit to the Company's
               Registration Statement on Form S-1 (No. 333-3852) and incorporated herein by reference.

     (4)  -    Filed herewith.

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PHYSICIANS RESOURCE GROUP, INC.



Date:  June 9, 1997           By:  /s/ Richard J. D'Amico
                                   --------------------------------
                                   Richard J. D'Amico
                                   Executive Vice President, Chief
                                   Administrative Officer
                                   and Secretary